Securities and Exchange Commission

Washington, DC 20549

Form 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2003

Sterling Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania	17601-4133

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code     (717) 581-6030

N/A

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

              Not Applicable.

Item 2. Acquisition or Disposition of Assets.

              Not Applicable.

Item 3. Bankruptcy or Receivership.

              Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

              Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

On August 26, 2003, Sterling Financial Corporation issued a press release announcing a quarterly cash dividend. The aforementioned is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 6. Resignation’s of Registrant’s Directors.

              Not Applicable.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	Press Release of Registrant, dated August 26, 2003, Re: Registrant announces quarterly dividend.

Item 8. Changes in Fiscal Year.

              Not Applicable.

Item 9. Regulation FD Disclosure.

              Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING FINANCIAL CORPORATION

	By:	/s/ J. Bradley Scovill J. Bradley Scovill Senior Executive Vice President, Chief Financial Officer and Treasurer

DATE August 26, 2003

EXHIBIT INDEX

		Page Number in Manually
Exhibit		Signed Original

99.1	Press Release, of Sterling Financial Corporation dated August 26, 2003	5

4